                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    OCTOBER 9, 1996
                                                 ------------------------------



                               AVANT! CORPORATION
 -------------------------------------------------------------------------------
              (EXACT NAME OF REGISTRATION AS SPECIFIED IN CHARTER)



     DELAWARE                           0-25864                       94-3133226
(STATE OR OTHER JURISDICTION          (COMMISSION              (IRS EMPLOYER
OF INCORPORATION                     FILE NUMBER)           IDENTIFICATION NO.)


1208 EAST ARQUES, SUNNYVALE, CALIFORNIA                                  94086
-------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)



Registrant's telephone number, including area code   (408) 738-8881
                                                   ----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)




                                                                   Total pages:
                                                        Exhibit Index on Page 5.

ITEM 5.   OTHER EVENTS.

          On October 9, 1996, Avant! Corporation, a Delaware corporation (the "Registrant"), entered into an Agreement and Plan of Reorganization (the "Agreement") with Frontline Design Automation, Inc., a California corporation ("Frontline"), and DSM Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Registrant ("Sub"). Pursuant to the Agreement, Sub will merge under the laws of the States of California and Delaware with and into Frontline, with Frontline remaining as a wholly-owned subsidiary of Registrant (the "Merger"). Under the terms of the Agreement, Registrant will issue an aggregate of approximately 2.22 million shares of Registrant's common stock and options to purchase shares of Registrant's common stock in exchange for all of Frontline's outstanding equity interests.

          The Merger is conditioned upon Frontline shareholder approval, the availability of pooling-of-interests accounting treatment, the issuance of a permit by the Department of Corporations of the State of California and certain other customary closing conditions.

          The preceding description of the Agreement is qualified in its entirety by reference to the copy of the Agreement included as Exhibit 2.1 of the Current Report on Form 8-K and which is incorporated herein by reference.

          Frontline has approximately thirty employees. For the nine months ended September 30, 1996, Frontline had approximately $5 million in revenue and was profitable. As of September 30, 1996, Frontline had approximately $3 million in assets.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Not applicable.

(b)       PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

(c)       EXHIBITS.

          Exhibit No.    Description
          -----------

           2.1 Agreement and Plan of Reorganization as of October 9, 1996, among Registrant, Sub and Frontline.

          13.1      Annual Report on Form 10-K for the year ended December 31,
                    1995

          99.1 Press release dated October 10, 1996, announcing the definitive agreement to merge with Frontline.

          99.2 Press release dated October 17, 1996, announcing financial results for the third quarter ended September 30, 1996.


          99.3 1995 Proxy statement for the Annual Meeting of Stockholders held on May 30, 1996.

                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Avant! Corporation
                                             ------------------
                                             (Registrant)



Date:  October 23, 1996            By:       /s/ John P. Huyett
                                        ---------------------------
                                        John P. Huyett, Vice President of
                                        Financial & Administrative Services,
                                        Chief Financial Officer, Treasurer and
                                        Principal Accounting Officer

                               AVANT! CORPORATION
                                  EXHIBIT INDEX

                                                                    SEQUENTIALLY
                                                                        NUMBERED
EXHIBIT NO.    DESCRIPTION                                           PAGE NUMBER
-----------    -----------                                           -----------

2.1 Agreement and Plan of Reorganization dated as of October 9, 1996 among Registrant, Sub and Frontline.

13.1           Annual Report on Form 10-K for the year ended December 31, 1995


99.1 Press release dated October 10, 1996, announcing the definitive agreement to merge with Frontline.

99.2 Press release dated October 17, 1996, announcing financial results for the third quarter ended September 30, 1996.

99.3 1995 Proxy statement for the Annual Meeting of Stockholders held on May 30, 1996.

                                        5